UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021

StepStone Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39510	84-3868757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Lexington Avenue, 31st Floor

New York, NY 10017

(Address of Principal Executive Offices)

(212) 351-6100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	STEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 15, 2021, StepStone Group Inc. (the “Company”) entered into an underwriting agreement by and among the Company, StepStone Group LP, a Delaware limited partnership (the “Partnership”), the selling stockholders named therein (the “Selling Stockholders”) and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Selling Stockholders (the “Secondary Offering”) of 4,500,000 shares of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”) at a public offering price of $52.35 per share. In addition, the Selling Stockholders granted the Underwriters a 30-day option to purchase up to an additional 675,000 shares of the Company’s Class A Common Stock. The Secondary Offering closed on November 18, 2021.

The Underwriting Agreement contains customary representations and warranties of the parties, and indemnification and contribution provisions under which the Company, the Partnership and the Selling Stockholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Underwriting Agreement, the Company has agreed, subject to certain exceptions, not to sell or transfer any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock for 90 days after November 15, 2021 without first obtaining the written consent of each of the Underwriters. The foregoing description is a summary and is qualified in its entirety by reference to the complete text of the Underwriting Agreement filed as Exhibit 1.1 hereto and incorporated herein by reference.

The Secondary Offering was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2021 (File No. 333-261076), a base prospectus included as part of the registration statement, and a prospectus supplement, dated November 15, 2021, filed with the SEC pursuant to Rule 424(b) under the Securities Act. The Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of its counsel, Gibson, Dunn & Crutcher LLP, regarding the validity of the shares of Class A Common Stock sold in the Secondary Offering.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 15, 2021, by and among the Company, the Partnership, the Selling Stockholders and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several Underwriters

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1 above)

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2021	StepStone Group Inc.

	By:	/s/ Scott W. Hart
Scott W. Hart
Co-Chief Executive Officer